Exhibit 99.1

Combining to Create an Industry Leading Semiconductor Equipment Company Oct 1, 2025

Disclaimer

This presentation is for informational purposes only and may not be used for any other purposes. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential merger between Axcelis Technologies, Inc. ("Axcelis") and Veeco Instruments Inc. ("Veeco" and, together with Axcelis, "we" or "us") and the related transactions (the "proposed transaction") and for no other purpose. These materials are exclusively for the use of the party or the parties to whom they have been provided by representatives of Axcelis and Veeco. By your acceptance of this Presentation, you acknowledge that applicable securities laws restrict a person from purchasing or selling securities of a person with tradeable securities and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Certain information included herein describes or assumes the expected terms that will be included in the agreements to be entered into by the parties to the proposed transaction. Such agreements are under negotiation and subject to change. The consummation of the proposed transaction is also subject to other various risks and contingencies, including customary closing conditions. There can be no assurance that the proposed transaction will be consummated with the terms described herein or otherwise. As such, the subject matter of these materials is evolving and is subject to further change by Axcelis and Veeco in their joint and absolute discretion.

You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and you must make your own investment decision and perform your own independent investigation and analysis of an investment in the combined company. To the fullest extent permitted by law, in no circumstances will Axcelis, Veeco or any of their respective affiliates, officers, directors, employees, representatives, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith.

No representation or warranty, express or implied, is being made by Axcelis, Veeco, any of their respective affiliates or any of their respective directors, officers, employees, shareholders or representatives as to the accuracy, fairness, adequacy or completeness of the information contained herein, or any data it generates, or that any transaction has been or may be effected on the terms or in the manner stated or implied by this presentation, or as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any, and accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources, as well as Axcelis' and/or Veeco's own respective internal estimates and research. The use of such information does not imply that Axcelis or Veeco has independently verified, will verify or necessarily agree with any of such information or assumptions. In addition, while we believe our respective internal estimates and research are reliable, such research has not been verified by any independent source. To the fullest extent under applicable law, Axcelis, Veeco and their respective affiliates, officers, directors, employees, representatives, advisors and agents expressly disclaim any and all liability which may be based on this presentation and any errors therein or omissions therefrom.

Axcelis or Veeco own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of other parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Axcelis or Veeco, or an endorsement or sponsorship by or of Axcelis or Veeco. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but such references are not intended to indicate, in any way, that Axcelis or Veeco will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Except where otherwise indicated herein, this presentation speaks as of the date hereof. Under no circumstances should the delivery of this presentation imply that any information or analyses included in this presentation would be the same if made as of any other date or create any duty to update or supplement any information provided in this presentation.

In all cases, interested parties should conduct their own investigation and analysis of Axcelis, Veeco and the information contained in this presentation.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE PROPOSED TRANSACTION, ANY SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information About the Potential Transaction and Where to Find It
In connection with the proposed transaction, Axcelis and Veeco intend to prepare, and Axcelis intends to file with the SEC, a registration statement on Form S-4 that will include a joint proxy statement/prospectus with respect to shares of Axcelis' common stock to be issued in the transaction (the "joint proxy statement/prospectus"). Each of Axcelis and Veeco may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or any other document that Axcelis or Veeco may file with or furnish to the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Axcelis and Veeco. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (if and when available) and other documents containing important information about Axcelis, Veeco and the proposed transaction, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by Axcelis will be available free of charge on Axcelis' website at investor.axcelis.com or by contacting Axcelis' Investor Relations department by email at investor-relations@axcelis.com. Copies of the documents filed with or furnished to the SEC by Veeco will be available free of charge on Veeco's website at ir.veeco.com or by contacting Veeco's Investor Relations department by email at Investorrelations@veeco.com.

Participants in the Solicitation
Axcelis, Veeco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Axcelis, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Axcelis' proxy statement for its 2025 annual meeting of stockholders, which was filed with or furnished to the SEC on March 31, 2025. Information about the directors and executive officers of Veeco, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Veeco's proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 20, 2025. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with or furnished to the SEC regarding the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

2

axcelis + Veeco

3 Disclaimer No Offer or Solicitation This document is not intended to and shall not constitute an offer to purchase or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . Forward - Looking Statements Certain statements included in this document, and any related oral statements, that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Statements in this document other than historical facts, such as statements pertaining to : (i) future industry demand for semiconductors and wafer fabrication equipment ; (ii) future development of regulatory landscape ; (iii) Axcelis’ or Veeco’s market position for the future ; (iv) forecasts of financial measures for future periods ; (v) long - term financial targets and underlying assumptions ; (vi) the future investment plan for research and development, technology and infrastructure ; (vii) future shareholder returns ; and (viii) potential synergies or other benefits of a potential transaction between Axcelis and Veeco, are forward - looking statements . Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events, or performance (often but not always using phrases such as “expects” or “does not expect,” “is expected,” “anticipates” or “does not anticipate,” “plans,” “budget,” “scheduled,” “forecasts,” “estimates,” “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could,” “would,” “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward - looking information and are intended to identify forward - looking information . These forward - looking statements are based on current information and assumptions and involve a number of risks and uncertainties, including relating to obtaining applicable regulatory and stockholder approvals, satisfying other closing conditions to the proposed transaction, the expected tax treatment of the proposed transaction, the expected timing of the proposed transaction and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom . These risks include, among other things : failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise ; failure to satisfy other closing conditions to the proposed transaction or to complete the proposed transaction on anticipated terms and timing ; negative effects of the announcement of the proposed transaction ; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize or may be more costly to achieve than expected ; the risk that disruptions from the proposed transaction will harm business plans and operations ; risks relating to unanticipated costs of integration ; significant transaction and/or integration costs, or difficulties in connection with the proposed transaction and/or unknown or inestimable liabilities ; restrictions during the pendency of the proposed transaction that may impact the ability to pursue certain business opportunities or strategic transactions ; potential litigation associated with the proposed transaction ; the potential impact of the announcement or consummation of the proposed transaction on Axcelis’, Veeco’s or the combined company’s relationships with suppliers, customers, employees and regulators ; and demand for the combined company’s products . Actual results may differ materially from those projected in such statements due to various factors, including but not limited to : economic, political and social conditions in the countries in which Axcelis and Veeco, their respective customers and suppliers operate ; disruption to Axcelis’ and Veeco’s respective manufacturing facilities or other operations, or the operations of Axcelis’ and Veeco’s respective customers and suppliers, due to natural catastrophic events, health epidemics or terrorism ; ongoing changes in the technology industry, and the semiconductor industry in particular, including future growth rates, pricing trends in end - markets, or changes in customer capital spending patterns ; Axcelis’, Veeco’s and the combined company’s ability to timely develop new technologies and products that successfully anticipate or address changes in the semiconductor industry ; Axcelis’, Veeco’s and the combined company’s ability to maintain their respective technology advantage and protect their respective proprietary rights ; Axcelis’, Veeco’s and the combined company’s ability to compete with new products introduced by their respective competitors ; Axcelis’, Veeco’s and the combined company’s ability or the ability of their respective customers to obtain U . S . export control licenses for the sale of certain products or provision of certain services to customers in China . For other factors that may cause actual results to differ materially from those projected and anticipated in forward - looking sta tements in this document, please refer to Axcelis’ most recent Annual Report on Form 10 - K and Veeco's most recent Annual Report on Form 10 - K, and other subsequent filings with the SEC made by Axcelis and/or Veeco. Unless required by law, we assume no obligation to , and do not currently intend to, update these forward - looking statements. Use of Projections This presentation contains projected financial and operational information with respect to Axcelis, Veeco and the combined co mpa ny. Such projected financial and operational information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial fo recast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and oth er risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial and operat ion al information. Actual results may differ materially from the results contemplated by the projected financial information contained in this p res entation and the inclusion of such information in this presentation should not be regarded as a representation by any person that the resu lts reflected in such forecasts will be achieved. Non - GAAP Financial Measures This presentation also includes references to financial measures that are calculated and presented on the basis of methodolog ies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). These non - GAAP financ ial measures include, but are not limited to, non - GAAP gross profit, non - GAAP gross margin, non - GAAP operating expenses, non - GAAP operating income, non - GAAP operating margin, non - GAAP income tax provision, Adjusted EBITDA, non - GAAP net income, and non - GAAP diluted earnings per share, and reflect adjustments for the impact of share - based compensation expenses and certain items related to restructuring and severance charges and any associated adjustments. Any non - GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non - GAAP financial measures should not be considered in isolation or as an alternative to financial statements prepar ed in accordance with GAAP and are subject to significant inherent limitations. We believe these non - GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the combined company's ex pec ted financial condition and results of operations. The non - GAAP measures presented herein may not be comparable to similar non - GAAP measures presented by other companies. These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non - GAAP financial measures. A reconciliation of non - GAAP financial measures used in this presentation to the most directly comparable GA AP financial measures is included in the Appendix.

4 4 Russell Low, PhD President & CEO James Coogan EVP & CFO Bill Miller, PhD President & CEO John Kiernan SVP & CFO Today’s Speakers 4

5 5 5 EXPANDED PRODUCT PORTFOLIO COMPLEMENTARY END MARKETS ROBUST R&D AND INNOVATION ENGINE STRONG FINANCIAL PROFILE Compelling Combination with Significant Value Creation Potential Combined cash position over $900M 1 and attractive FCF to accelerate returns and investment Greater R&D scale in complementary competencies to enable customer roadmaps Addressable market expansion and diversification with multiple secular tailwinds Broader range of semiconductor capital equipment serving global supply chain 1 Cash includes cash, cash equivalents, short - term investments, and long - term investments as of June 30, 2025, as reflected in t he respective balance sheets of both companies.

6 Combined R&D Spend 1 Gross Margin 1 Revenue 1 Combined Revenue CAGR (2019 - 2024) Combined C ash 3 Adj. EBITDA 2 Combined Company Highlights Provides fundamental steps in semiconductor device production Develops enabling process applications through the design, manufacture and complete life cycle support of ion implantation systems Plays an integral role in the fabrication and packaging of advanced semiconductor devices Offers laser annealing, ion beam, metal organic chemical vapor deposition (MOCVD), single wafer etch & clean and lithography technologies Combining Capabilities to Create a Compelling Investment Opportunity Source: Company filings 1 Based on FY 2024 actual figures 2 Represents non - GAAP figures; see Appendix for reconciliations 3 Cash includes cash, cash equivalents, short - term investments, and long - term investments as of June 30, 2025, as reflected in the respective balance sheets of both companies. 6

7 7 Creating an Industry Leading Semiconductor Equipment Company SIZEABLE AND GROWING ADDRESSABLE OPPORTUNITY Expands addressable market opportunity to $5 billion+ in growing end markets benefitting from secular tailwinds HIGHLY COMPLEMENTARY BUSINESSES Complementary and diversified product portfolio, market segments, geographic presence, customer footprint and opportunities for revenue synergies RESILIENT OPERATING PROFILE WITH ROBUST BALANCE SHEET 44% Non - GAAP gross margin 1 and 22% Adjusted EBITDA margin 1 with strong estimated pro forma cash of over $900 million 2 TRANSACTION STRUCTURE ENHANCES VALUE CREATION POTENTIAL Provides financial flexibility to invest through cycles, return capital to shareholders and prudently evaluate inorganic growth opportunities DRIVING VALUE FOR ALL STAKEHOLDERS Provides significant benefits to customers, employees and partners of both organizations 1 2024A; Represents Non - GAAP figures; see Appendix for reconciliations 2 Cash includes cash, cash equivalents, short - term investments, and long - term investments as of June 30, 2025, as reflected in t he respective balance sheets of both companies

8 8 Source: Investor Presentations, Yole Group, TrendFocus , Gartner and internal analysis 1 Numbers may not tie due to rounding 2 Other includes Lithography, Molecular Beam Epitaxy and Atomic Layer Deposition Well positioned within end markets that are expected to experience significant growth through 2030 driven by AI and power demand ~$2.9 billion 1 2024 Expansion of Served Addressable Markets Across Technologies $2.9 $0.7 $0.6 $0.4 $0.3 $0.5 ~$5.3 billion 1 2024 Ion Implantation Wet Processing Annealing MOCVD Ion Beam Other 2 $0.7 $0.6 $0.4 $0.3 $0.5 ~$2.4 billion 1 2024

9 9 Diversifies Technology Portfolio to Advance Customer Roadmaps 1 Numbers may not tie due to rounding 2 Other includes Lithography, Molecular Beam Epitaxy and Atomic Layer Deposition Ability to leverage technical competencies across organizations to accelerate innovation ~$1.7 billion 1 Pro - forma 2024 revenue 77% 23% 45% 22% 15% 8% 3% 2% 5% Ion Implantation Services Annealing Ion Beam Wet Processing MOCVD Other 2 ~$1.0 billion 1 2024 revenue 37% 20% 8% 4% 20% 11% ~$0.7 billion 1 2024 revenue

10 10 Diversifies Regional Exposure Leveraging Respective Strengths 1 Numbers may not tie due to rounding 52% 25% 14% 10% 36% 33% 23% 9% 45% 28% 17% 9% ~$1.0 billion 1 2024 revenue ~$0.7 billion 1 2024 revenue ~$1.7 billion 1 Pro - forma 2024 revenue China APAC excl. China US EMEA & ROW

Broad and Complementary Portfolio of Capital Equipment Solutions for Semiconductor Customers

■ Axcelis products ■ Veeco products

Front end			Back end	
Deposition	Ion Implantation	Annealing	Lithography	Wet Processing

Product portfolio



IBD300®
Low Resistivity Metals



IBD EUV
Mask Blank Deposition and Pellicle



Purion, GSD
Ion Implantation



LSA



NSA

Low Thermal Budget Anneals



AP300®
Lithography



WaferStorm®
Flux Clean for HBM & CoWoS

Combination creates a leader in Semiconductor Equipment across Implant, Annealing and Deposition products

Note: IBD: Ion Beam Deposition | EUV: Extreme Ultraviolet | LSA: Laser Spike Annealing | NSA: Nanosecond Annealing

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axcelis + Veeco

12 Broad and Complementary Portfolio of Capital Equipment Solutions for Compound Semiconductor Customers Silicon Carbide (SiC) Gallium Nitride (GaN) Product portfolio Combination creates a leader in Compound Semiconductor Equipment for Power Solutions across Epitaxial and Implant products IBD 300 Purion SiC Implant Deposition Ion Implantation Purion GaN Implant Deposition Ion Implantation Veeco products Axcelis products Propel 300 GaN Deposition EpiStride SiC Deposition

13 13 Global Expansion and Enhanced Customer Proximity U.S. COMBINED LOCATIONS Sales and Service 15 sites Manufacturing and R&D 8 sites Material Warehouse 3 sites 1 ASIA COMBINED LOCATIONS Sales and Service 39 sites Manufacturing 3 sites Material Warehouse 7 sites EUROPE COMBINED LOCATIONS Sales and Service 6 sites 1 Excludes spare parts depot and customer support centers located in specific regions Bolsters global scale of world - class R&D, manufacturing and services infrastructure

14 14 Potential for Technology Optimization Cross Sell Opportunity Combined Ion Source and Component Expertise to Enhance IBD capabilities Complementary Strength in Compound Semi Cross Sell Opportunity Leveraging Strengths in Semi Applications and Customer Relationships Enhanced Value to Combined Customers through Access to Expanded Tool Installed Base Value Creation Opportunities Laser Annealing Ion Beam Deposition MOCVD Strength in Advanced Foundry / Logic Services / Aftermarket Ion Implant TECHNOLOGIES Ion Implant Strength in SiC Market MARKETS Strength in Memory, Mature Foundry / Logic Services / Aftermarket SERVICES CORE COMPETENCIES CORE COMPETENCIES Combination to Drive Synergies Across Technologies and Markets

15 Creating New Opportunities for All Stakeholders Stronger combined company positioned to grow through the cycles Customers Scope and scale for end - to - end support Accelerate R&D investments to drive customer roadmaps Employees Exciting opportunities for employees across a set of broader technologies, markets and a larger organization Ability to attract top talent across the globe

Transaction Summary

Transaction and purchase price	• All stock transaction, Veeco shareholders will receive 0.3575 Axcelis shares for each share of Veeco they own at close • Represents enterprise value of ~$4.4 billion based on closing share prices on Sept. 30, 2025, and outstanding debt on Jun. 30, 2025 • Estimated pro forma ownership at closing: ~58% Axcelis shareholders; ~42% Veeco shareholders
Management, governance & headquarters	• Russell Low and James Coogan to serve as CEO and CFO of the combined company, respectively • Combined company board will include 11 directors: – Thomas St. Dennis, who currently sits on both boards, to serve as Chairperson – 6 board members from Axcelis, including current Chair, Jorge Titinger, and CEO Russell Low – 4 board members from Veeco, including CEO Bill Miller, who will serve as Chair of the Technology Committee • Combined company to be headquartered in Beverly, Massachusetts • Combined company will assume a new name, ticker symbol and brand following close
Financial benefits	• Transaction expected to be accretive to non-GAAP EPS within 12 months post-closing • Expect to realize annual run rate cost synergies of approximately $35 million within 24 months following closing, with the majority achieved within the first 12 months • Veeco's $230 million in outstanding 2029 convertible bonds assumed by the combined company • Estimated pro forma cash, cash equivalents and marketable securities of over $900 million[1]
Transaction financing	• No financing contingencies
Expected close	• Expected to close in the second half of 2026 • Subject to approval by shareholders of both Axcelis and Veeco • Subject to receipt of required regulatory approvals, and the satisfaction of other customary closing conditions

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1 Cash includes cash, cash equivalents, short-term investments, and long-term investments as of June 30, 2025, as reflected in the respective balance sheets of both companies.

axcelis + Veeco

17 17 Creating One of the Best In - class Operating Profiles Expected to realize $35 million in annual run - rate cost synergies within 24 months following close 1 See Appendix for reconciliations 2 Does not include expected run rate synergies Source: Axcelis and Veeco filings, Management ($mm, FY24A) $1,735 $717 $1,018 Revenue $768 2 $310 $457 Non - GAAP Gross profit 1 44% 43% 45% % margin $387 2 $134 $253 Adjusted EBITDA 22% 19% 25% % margin

18 18 CAPITAL ALLOCATION PRIORITIES: Transaction Structure Enables Value - creative Capital Allocation Organic Growth 18 Inorganic Growth / M&A Axcelis and Veeco anticipate that, following the closing of the transaction, the combined company would execute a share repurchase program Capital Return

19 19 Creating an Industry Leading Semiconductor Equipment Company SIZEABLE AND GROWING ADDRESSABLE OPPORTUNITY Expands addressable market opportunity to $5 billion+ in growing end markets benefitting from secular tailwinds HIGHLY COMPLEMENTARY BUSINESSES Complementary and diversified product portfolio, market segments, geographic presence, customer footprint and opportunities for revenue synergies RESILIENT OPERATING PROFILE WITH ROBUST BALANCE SHEET 44% Non - GAAP gross margin 1 and 22% Adjusted EBITDA margin 1 with strong estimated pro forma cash of over $900 million 2 TRANSACTION STRUCTURE ENHANCES VALUE CREATION POTENTIAL Provides financial flexibility to invest through cycles, return capital to shareholders and prudently evaluate inorganic growth opportunities DRIVING VALUE FOR ALL STAKEHOLDERS Provides significant benefits to customers, employees and partners of both organizations 1 2024A; Represents Non - GAAP figures; see Appendix for reconciliations 2 Cash includes cash, cash equivalents, short - term investments, and long - term investments as of June 30, 2025, as reflected in t he respective balance sheets of both companies

20 20 Appendix

Axcelis Technologies Inc.
Schedule Reconciling Selected Non-GAAP Financial Measures – **Fiscal Year 2024**
(in thousands, except per share amounts)

	Q1'24	Q2'24	Q3'24	Q4'24	FY 2024
Revenue	$ 252,372	$ 256,512	$ 256,564	$ 252,417	$ 1,017,865
Gross Profit	$ 116,051	$ 112,409	$ 109,970	$ 116,223	$ 454,654
Restructuring[1]	-	876	-	256	1,132
Stock-based compensation	290	462	354	399	1,505
Non-GAAP Gross Profit	$ 116,341	$ 113,747	$ 110,324	$ 116,878	$ 457,291
Non-GAAP Gross Margin	46.1%	44.3%	43.0%	46.3%	44.9%
Operating Expense	$ 59,512	$ 59,599	$ 63,057	$ 61,692	$ 243,860
Bad debt expense	459	-	(3,443)	(3)	(2,987)
Restructuring[1]	-	(552)	-	(862)	(1,414)
Stock-based compensation	(4,400)	(5,007)	(5,058)	(4,981)	(19,446)
Non-GAAP Operating Expense	$ 55,571	$ 54,040	$ 54,556	$ 55,846	$ 220,013
Operating Income	$ 56,539	$ 52,810	$ 46,913	$ 54,531	$ 210,794
Bad debt expense	(459)	-	3,443	3	2,987
Restructuring[1]	-	1,428	-	1,118	2,546
Stock-based compensation	4,690	5,469	5,412	5,380	20,951
Non-GAAP Operating Income	$ 60,770	$ 59,707	$ 55,768	$ 61,032	$ 237,278
Non-GAAP Operating Margin	24.1%	23.3%	21.7%	24.2%	23.3%
Income tax provision	$ 7,404	$ 6,399	$ 6,789	$ 8,689	$ 29,282
Tax impact of non-GAAP adjustments[2]	592	966	1,240	910	3,708
Non-GAAP Income tax provision	$ 7,996	$ 7,365	$ 8,029	$ 9,599	$ 32,990
Net Income	$ 51,595	$ 50,866	$ 48,576	$ 49,956	$ 200,992
Bad debt expense	(459)	-	3,443	3	2,987
Restructuring[1]	-	1,428	-	1,118	2,547
Stock-based compensation	4,690	5,469	5,412	5,380	20,951
Tax impact of non-GAAP adjustments[2]	(592)	(966)	(1,240)	(910)	(3,708)
Non-GAAP Net Income	$ 55,234	$ 56,797	$ 56,191	$ 55,547	$ 223,769
Diluted earnings per share	$ 1.57	$ 1.55	$ 1.49	$ 1.54	$ 6.15
Bad debt expense	(0.01)	-	0.11	0.00	$ 0.10
Restructuring[1]	-	0.04	-	0.03	$ 0.07
Stock-based compensation	0.14	0.17	0.16	0.17	$ 0.64
Tax impact of non-GAAP adjustments[2]	(0.02)	(0.03)	(0.04)	(0.03)	$ (0.12)
Non-GAAP diluted earnings per share	$ 1.68	$ 1.73	$ 1.72	$ 1.71	$ 6.84
Basic Share O/S	32,638	32,598	32,550	32,424	32,552
Diluted Shares O/S	32,926	32,771	32,675	32,514	32,704

Adjusted EBITDA Reconciliation	Q1'24	Q2'24	Q3'24	Q4'24	FY 2024
Net income	$ 51,595	$ 50,866	$ 48,576	$ 49,956	$ 200,992
Other (income)/expense	(2,460)	(4,455)	(8,452)	(4,114)	(19,480)
Income tax provision	7,404	6,399	6,789	8,689	29,282
Depreciation & amortization	3,775	3,861	3,906	4,267	15,809
Subtotal	$ 60,314	$ 56,671	$ 50,819	$ 58,798	$ 226,603
Bad debt expense	(459)	-	3,443	3	2,987
Restructuring[1]	-	1,428	-	1,118	2,547
Stock-based compensation	4,690	5,469	5,412	5,380	20,951
Adjusted EBITDA	$ 64,545	$ 63,568	$ 59,674	$ 65,299	$ 253,088
Adjusted EBITDA Margin	25.6%	24.8%	23.3%	25.9%	24.9%

Footnotes:
[1]Restructuring and other costs primarily related to early retirement programs and severance costs, due to global cost-saving initiatives
[2]Impact of taxes from Non-GAAP adjustments, uses adjusted tax rate of 14%
Figures may not sum due to rounding

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Veeco Instruments Inc.
Supplemental Information—GAAP to Non-GAAP Reconciliation – **Fiscal Year 2024**

$ millions	Q1 24	Q2 24	Q3 24	Q4 24	FY 24
Net sales	$174.5	$175.9	$184.8	$182.1	$717.3
GAAP gross profit	75.4	75.4	79.2	74.0	304.0
GAAP gross margin	43.2%	42.9%	42.9%	40.6%	42.4%
Add: Share-based comp	1.7	1.4	1.6	1.5	6.3
Add: Other	-	-	0.2	-	0.2
Non-GAAP gross profit	$77.1	$76.8	$80.9	$75.5	$310.4
Non-GAAP gross margin	44.2%	43.7%	43.8%	41.5%	43.3%

$ millions	Q1 24	Q2 24	Q3 24	Q4 24	FY 24
GAAP Net income	$21.9	$14.9	$22.0	$15.0	$73.7
Add: Share-based comp	8.1	9.2	9.5	9.1	35.9
Add: Amortization	1.9	1.8	1.7	1.6	7.0
Add: Asset impairment	-	-	-	28.1	28.1
Add: Sale of productive assets	(2.0)	-	-	-	(2.0)
Add: Changes in contingent consideration	(0.6)	0.5	(4.6)	(16.5)	(21.2)
Add: Other	-	-	0.2	1.2	1.4
Add: Interest expense (income)	(0.7)	(0.3)	(0.3)	(0.5)	(1.9)
Add: Tax expense (benefit)	0.9	2.1	2.7	(10.6)	(4.9)
Non-GAAP operating income	29.4	28.3	31.0	27.4	116.1
Add: Depreciation	4.5	4.8	4.5	4.4	18.1
Adjusted EBITDA	$33.9	$33.1	$35.5	$31.8	$134.2

$ millions, except per share amounts	Q1 24	Q2 24	Q3 24	Q4 24	FY 24
GAAP Basic weighted average shares	56.0	56.3	56.4	56.5	56.4
GAAP Diluted weighted average shares	60.8	62.5	62.7	60.5	61.6
GAAP Basic EPS	$0.39	$0.27	$0.39	$0.26	$1.31
GAAP Diluted EPS	$0.37	$0.25	$0.36	$0.26	$1.23
GAAP Net income	$21.9	$14.9	$22.0	$15.0	$73.7
Add: Share-based comp	8.1	9.2	9.5	9.1	35.9
Add: Amortization	1.9	1.8	1.7	1.6	7.0
Add: Asset impairment	-	-	-	28.1	28.1
Add: Changes in contingent consideration	(0.6)	0.5	(4.6)	(16.5)	(21.2)
Add: Sale of productive assets	(2.0)	-	-	-	(2.0)
Add: Other	-	-	0.2	1.2	1.4
Add: Non-cash interest expense	0.3	0.3	0.3	0.3	1.3
Add: Tax benefit associated with asset impairments	-	-	-	(12.2)	(12.2)
Add: Tax adjustment from GAAP to Non-GAAP	(3.0)	(1.4)	(0.7)	(2.4)	(7.5)
Non-GAAP net income	$21.9	$25.4	$28.3	$24.2	104.3
Non-GAAP basic EPS	$0.47	$0.45	$0.50	$0.43	$1.85
Non-GAAP diluted EPS	$0.45	$0.42	$0.46	$0.41	$1.74
Non-GAAP basic weighted average shares	56.0	56.3	56.4	56.5	56.4
Non-GAAP diluted weighted average shares	60.0	62.1	62.2	60.1	61.2

In millions	Q1 24	Q2 24	Q3 24	Q4 24	FY 24
GAAP operating expenses	$53.4	$58.7	$54.9	$70.1	$237.0
Share-based compensation	(6.4)	(7.8)	(7.9)	(7.6)	(29.6)
Amortization	(1.9)	(1.8)	(1.7)	(1.6)	(7.0)
Other	2.7	(0.5)	4.6	(12.9)	(6.1)
Non-GAAP operating expenses	$47.8	$48.6	$49.9	$48.1	$194.4

Amounts may not calculate precisely due to rounding.

22

axcelis + Veeco